Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CapStar Announces Fully Diluted EPS of $0.28 (GAAP) and $0.31 (Operating) for 3Q18

CapStar Appoints Myra NanDora Jenne and Jeffrey L. Cunningham to Board of Directors

CapStar Announces Quarterly Dividend

NASHVILLE, TN, October 24, 2018/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $3.7 million, or $0.28 per share on a fully diluted basis, for the three months ended September 30, 2018, compared to net income of $4.4 million, or $0.35 per share on a fully diluted basis, for the three months ended September 30, 2017.  Operating(1) net income was $4.1 million, or $0.31 per share on a fully diluted basis, for the three months ended September 30, 2018.  Net income for the nine months ended September 30, 2018 was $10.4 million, or $0.79 per share on a fully diluted basis, compared to net income of $1.4 million, or $0.11 per share on a fully diluted basis, for the nine months ended September 30, 2017.

In respect of CapStar’s third quarter financial performance and the anticipated performance of CapStar after its merger (the “Merger”) with Athens Bancshares Corporation (“Athens”), on October 24, 2018, the board of directors of CapStar (the “Board”) approved a quarterly dividend of $0.04 per share that will be paid on or about November 15, 2018 to all shareholders of record of CapStar’s common stock and preferred stock as of the close of business on October 31, 2018.

As previously announced and in connection with the closing of the Merger, the Board increased the size of its membership from 11 to 13 and appointed Myra NanDora Jenne and Jeffrey L. Cunningham, former directors of Athens, to fill the resulting vacancies, effective immediately.  In addition, Ms. Jenne was appointed as a member of the Compensation and Human Resources Committee and the Nominating, Governance and Community Affairs Committee of the Board, and Mr. Cunningham was appointed as a member of the Risk Committee and the Credit Committee of the Board, in each case, effective immediately.

“CapStar’s strategy remains one of sound, profitable growth,” said Claire W. Tucker, CapStar’s president and chief executive officer.  “During the third quarter, our team of bankers continued to take market share through organic growth opportunities as they focused on obtaining primary bank status with more clients.”

Soundness

•	The allowance for loan losses represented 1.42% of total loans at September 30, 2018 compared to 1.45% at September 30, 2017.

(1) For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.52% at September 30, 2018 compared to 0.32% at September 30, 2017.

•	Annualized net charge-offs (recoveries) to average loans was -0.01% for the three months ended September 30, 2018 compared to -0.75% for the same period in 2017.

•	The total risk based capital ratio was 12.62% at September 30, 2018 compared to 12.41% at September 30, 2017.

Profitability

Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. CapStar believes these measures are useful to investors as they exclude certain costs resulting from acquisition activity and allow investors to more clearly see the economic results of the organization's operations.

•	Operating return on average assets ("ROAA") for the three months ended September 30, 2018 was 1.13% compared to 1.28% for the same period in 2017.

•	Operating return on average tangible equity ("ROATE") for the three months ended September 30, 2018 was 10.72% compared to 12.96% for the same period in 2017.

•	The net interest margin (“NIM”) for the three months ended September 30, 2018 was 3.35% compared to 3.31% for the same period in 2017.

•	The operating efficiency ratio for the three months ended September 30, 2018 was 64.6% compared to 59.6% for the same period in 2017.

“The increase in non-interest expense and efficiency ratio in 2018 is driven by an increase in FTE and a higher incentive accrual reflecting improved performance thus far in 2018,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar. “Nevertheless, through the efforts of our associates, we have delivered a 1.13% operating ROAA in the third quarter that builds upon similar performances in the first and second quarter of 2018.”

Growth

•	Average gross loans for the quarter ended September 30, 2018 increased 8.0% to $1.07 billion, compared to $991.2 million for the same period in 2017.

•	Average deposits for the quarter ended September 30, 2018 increased 4.8% to $1.15 billion, compared to $1.09 billion for the same period in 2017.

•	Average total assets for the quarter ended September 30, 2018 increased 3.9% to $1.42 billion, compared to $1.37 billion for the same period in 2017.

Merger Update

As previously announced, on October 1, 2018, CapStar completed the Merger with Athens.  As part of the Merger, Athens Federal Community Bank, National Association (“Athens Federal”), Athens’ wholly owned bank subsidiary, was also merged into CapStar Bank.  The Merger adds eight (8) branch locations in Southeast Tennessee, $463 million in assets and $403 million in deposits to CapStar.

Claire W. Tucker previously commented that “The completion of this transaction results in a notable expansion of CapStar’s community banking business and geographic footprint along the attractive Eastern Tennessee corridor.  Just as importantly, the acquisition is aligned with CapStar’s deep commitment to building a high performing bank in Tennessee. I’m pleased to welcome Athens Federal customers and employees to CapStar.  I’m confident the combined organization will bring even stronger value to our shareholders, our customers and the communities we serve.”

The Merger combines two growing Tennessee financial institutions with a common vision, compatible cultures and proven credit risk management practices. Athens Federal is an established and profitable community bank with strong deposit market share, excess liquidity and capital to support growth.  CapStar believes that the Merger will result in a strong financial institution with an expanded product set, attractive funding profile and enhanced scale to drive efficiency and that the complementary strengths of Athens Federal’s strong retail presence combined with CapStar’s commercial and business banking expertise will afford additional financial solutions to current and future customers.

CapStar and Athens have played an active role in supporting their communities historically and will continue this commitment in the markets the combined companies will serve. As a sign of this commitment, CapStar will contribute $1.5 million to the Athens Federal Foundation over the next four years.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Thursday, October 25, 2018.  During the call, management will review the third quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 1187647.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of September 30, 2018, on a consolidated basis, CapStar had total assets of $1.4 billion, gross loans of $1.1 billion, total deposits of $1.1 billion, and shareholders’ equity of $157.5 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, CapStar’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, costs and synergies of recently completed and future acquisition, disposition and other growth opportunities, including, without limitation, those relating to the acceptance by customers of Athens Federal of CapStar’s products and services, the ability of CapStar to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Merger, the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Merger will not be realized or will not be realized as expected, the possibility that the Merger integration may be more expensive or take more time to complete than anticipated, the opportunities to enhance market share in certain markets and market acceptance of CapStar are generally in new markets and CapStar’s commitment to make contributions to Athens Federal Foundation.. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in

CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Third Quarter 2018 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Interest income:
Loans, including fees	$14,167	$12,095	$40,197	$33,935
Securities:
Taxable	951	838	2,775	2,827
Tax-exempt	248	304	784	944
Federal funds sold	17	7	56	26
Restricted equity securities	132	108	389	271
Interest-bearing deposits in financial institutions	267	169	679	387
Total interest income	15,782	13,521	44,880	38,390
Interest expense:
Interest-bearing deposits	1,146	635	2,793	1,839
Savings and money market accounts	1,409	772	3,827	2,360
Time deposits	985	706	2,468	1,750
Federal funds purchased	1	2	3	13
Federal Home Loan Bank advances	698	563	1,813	1,083
Total interest expense	4,239	2,678	10,904	7,045
Net interest income	11,543	10,843	33,976	31,345
Provision for loan losses	481	(195)	1,328	12,900
Net interest income after provision for loan losses	11,062	11,038	32,648	18,445
Noninterest income:
Treasury management and other deposit service charges	528	427	1,357	1,097
Net gain on sale of securities	(1)	9	2	42
Tri-Net fees	373	367	1,227	748
Mortgage banking income	1,634	2,030	4,329	4,617
Other noninterest income	684	539	2,157	1,667
Total noninterest income	3,218	3,372	9,072	8,171
Noninterest expense:
Salaries and employee benefits	6,514	5,119	19,111	14,989
Data processing and software	803	709	2,411	2,040
Professional fees	255	336	1,074	1,050
Occupancy	544	531	1,600	1,518
Equipment	520	564	1,661	1,604
Regulatory fees	228	270	664	877
Merger related expenses	540	—	875	—
Other operating	666	946	2,259	2,988
Total noninterest expense	10,070	8,475	29,655	25,066
Income before income taxes	4,210	5,935	12,065	1,550
Income tax expense	554	1,516	1,702	141
Net income	$3,656	$4,419	$10,363	$1,409
Per share information:
Basic net income per share of common stock	$0.30	$0.39	$0.87	$0.13
Diluted net income per share of common stock	$0.28	$0.35	$0.79	$0.11
Weighted average shares outstanding:
Basic	12,040,229	11,279,364	11,851,476	11,239,093
Diluted	13,113,775	12,750,423	13,052,758	12,758,091

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2018 Earnings Release

	Five Quarter Comparison
	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
Income Statement Data:
Net interest income	$11,543	$11,587	$10,846	$10,518	$10,843
Provision for loan losses	481	169	678	(30)	(195)
Net interest income after provision for loan losses	11,062	11,418	10,168	10,548	11,038
Treasury management and other deposit service charges	528	427	402	419	427
Net gain (loss) on sale of securities	(1)	3	—	(108)	9
Tri-Net fees	373	325	528	254	367
Mortgage banking income	1,634	1,383	1,313	1,621	2,030
Other noninterest income	684	627	845	550	539
Total noninterest income	3,218	2,765	3,088	2,736	3,372
Salaries and employee benefits	6,514	6,340	6,257	5,411	5,119
Data processing and software	803	810	798	746	709
Professional fees	255	344	474	473	336
Occupancy	544	535	521	507	531
Equipment	520	602	539	467	564
Regulatory fees	228	233	203	234	270
Merger related expenses	540	335	—	—	—
Other operating	666	806	788	861	945
Total noninterest expense	10,070	10,005	9,580	8,699	8,474
Net income before income tax expense	4,210	4,178	3,676	4,585	5,936
Income tax expense	554	665	483	4,494	1,516
Net income	$3,656	$3,513	$3,193	$91	$4,420
Weighted average shares - basic	12,040,229	11,845,822	11,664,467	11,403,689	11,279,364
Weighted average shares - diluted	13,113,775	13,067,223	12,975,981	12,938,288	12,750,423
Net income per share, basic	$0.30	$0.30	$0.27	$0.01	$0.39
Net income per share, diluted	0.28	0.27	0.25	0.01	0.35
Balance Sheet Data (at period end):
Cash and cash equivalents	$52,589	$58,222	$51,125	$82,797	$69,789
Securities available-for-sale	187,469	183,364	189,580	192,621	146,600
Securities held-to-maturity	3,740	3,746	3,752	3,759	45,635
Loans held for sale	50,499	65,320	62,286	74,093	53,225
Total loans	1,073,870	1,046,525	1,031,821	947,537	974,530
Allowance for loan losses	(15,218)	(14,705)	(14,563)	(13,721)	(14,122)
Total assets	1,416,907	1,401,181	1,382,745	1,344,429	1,338,559
Non-interest-bearing deposits	239,792	223,579	258,161	301,742	250,007
Interest-bearing deposits	886,611	921,435	869,393	818,124	841,488
Federal Home Loan Bank advances	125,000	95,000	100,000	70,000	95,000
Total liabilities	1,259,397	1,248,035	1,234,052	1,197,483	1,194,355
Shareholders' equity	$157,510	$153,146	$148,693	$146,946	$144,204
Total shares of common stock outstanding	12,125,122	11,931,131	11,773,358	11,582,026	11,346,498
Total shares of preferred stock outstanding	878,048	878,049	878,049	878,049	878,049
Book value per share of common stock	$12.25	$12.08	$11.87	$11.91	$11.92
Tangible book value per share of common stock*	11.74	11.56	11.34	11.37	11.36
Market value per share of common stock	$16.72	$18.53	$18.83	$20.77	$19.58
Capital ratios:
Total risk based capital	12.62%	12.53%	12.22%	12.52%	12.41%
Tier 1 risk based capital	11.49%	11.41%	11.11%	11.41%	11.28%
Common equity tier 1 capital	10.83%	10.73%	10.43%	10.70%	10.58%
Leverage	11.02%	10.87%	10.91%	10.77%	10.36%

_____________________

*This metric is a non-GAAP financial measure.  See below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third Quarter 2018 Earnings Release

	Five Quarter Comparison
	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
Average Balance Sheet Data:
Cash and cash equivalents	$62,787	$63,064	$60,965	$64,850	$59,352
Investment securities	196,031	197,933	203,274	202,818	207,926
Loans held for sale	54,701	58,297	68,084	66,311	67,886
Loans	1,070,060	1,041,835	983,496	956,441	991,238
Assets	1,421,873	1,396,359	1,351,129	1,329,621	1,367,993
Interest bearing deposits	913,534	901,076	840,871	827,732	857,344
Deposits	1,147,274	1,138,400	1,111,182	1,081,380	1,094,500
Federal Home Loan Bank advances	109,728	99,121	84,533	92,554	123,315
Liabilities	1,265,610	1,244,824	1,202,854	1,181,954	1,226,438
Shareholders' equity	156,264	151,535	148,276	147,667	141,556
Performance Ratios:
Annualized return on average assets	1.02%	1.01%	0.96%	0.03%	1.28%
Annualized return on average equity	9.28%	9.30%	8.74%	0.25%	12.38%
Net interest margin (1)	3.35%	3.46%	3.39%	3.30%	3.31%
Annualized Non-interest income to average assets	0.90%	0.79%	0.93%	0.82%	0.98%
Efficiency ratio	68.2%	69.7%	68.8%	65.6%	59.6%
Loans by Type (at period end):
Commercial and industrial	$398,626	$386,065	$408,353	$373,248	$394,600
Commercial real estate - owner occupied	117,904	121,475	131,741	101,132	103,183
Commercial real estate - non-owner occupied	286,849	286,769	258,016	249,489	263,594
Construction and development	129,799	96,580	91,953	82,586	79,951
Consumer real estate	112,957	109,915	104,224	102,581	100,811
Consumer	8,274	9,671	9,524	6,862	6,289
Other	19,793	36,428	28,750	31,984	26,461
Asset Quality Data:
Allowance for loan losses to total loans	1.42%	1.41%	1.41%	1.45%	1.45%
Allowance for loan losses to non-performing loans	271%	271%	1096%	509%	446%
Nonaccrual loans	$5,610	$5,419	$1,329	$2,695	$3,165
Troubled debt restructurings	1,146	1,173	1,190	1,206	1,222
Loans - over 89 days past due and accruing	215	216	-	231	27
Total non-performing loans	5,610	5,419	1,329	2,695	3,165
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	5,610	5,419	1,329	2,695	3,165
Non-performing loans to total loans	0.52%	0.52%	0.13%	0.28%	0.32%
Non-performing assets to total assets	0.40%	0.39%	0.10%	0.20%	0.24%
Non-performing assets to total loans and OREO	0.52%	0.52%	0.13%	0.28%	0.32%
Annualized net charge-offs (recoveries) to average loans	-0.01%	0.01%	-0.07%	0.15%	-0.75%
Net charge-offs (recoveries)	$(32)	$27	$(165)	$372	$(1,863)
Interest Rates and Yields:
Loans	5.00%	5.04%	4.74%	4.54%	4.55%
Securities (1)	2.85%	2.82%	2.68%	2.83%	2.72%
Total interest-earning assets (1)	4.58%	4.58%	4.29%	4.11%	4.12%
Deposits	1.22%	1.11%	0.88%	0.78%	0.77%
Borrowings and repurchase agreements	2.53%	2.53%	2.35%	2.04%	1.81%
Total interest-bearing liabilities	1.64%	1.51%	1.27%	1.12%	1.08%
Other Information:
Full-time equivalent employees	185	183	182	175	168

_____________________

This information is preliminary and based on company data available at the time of the presentation.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third Quarter 2018 Earnings Release

	For the Three Months Ended September 30,
	2018			2017
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,070,060	$13,484	5.00%	$991,238	$11,375	4.55%
Loans held for sale	54,701	683	4.96%	67,886	720	4.21%
Securities:
Taxable investment securities (2)	154,570	1,083	2.80%	156,973	946	2.41%
Investment securities exempt from federal income tax (3)	41,461	248	3.03%	50,953	304	3.67%
Total securities	196,031	1,331	2.85%	207,926	1,250	2.72%
Cash balances in other banks	50,844	267	2.08%	49,151	169	1.36%
Funds sold	2,475	17	2.73%	1,711	7	1.67%
Total interest-earning assets	1,374,111	15,782	4.58%	1,317,912	13,521	4.12%
Noninterest-earning assets	47,762			50,081
Total assets	$1,421,873			$1,367,993
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$318,586	1,146	1.43%	$291,250	635	0.87%
Savings and money market deposits	391,107	1,409	1.43%	354,972	772	0.86%
Time deposits	203,841	985	1.92%	211,122	706	1.32%
Total interest-bearing deposits	913,534	3,540	1.54%	857,344	2,113	0.98%
Borrowings and repurchase agreements	109,891	699	2.53%	123,859	565	1.81%
Total interest-bearing liabilities	1,023,425	4,239	1.64%	981,203	2,678	1.08%
Noninterest-bearing deposits	233,739			237,156
Total funding sources	1,257,164			1,218,359
Noninterest-bearing liabilities	8,445			8,078
Shareholders’ equity	156,264			141,556
Total liabilities and shareholders’ equity	$1,421,873			$1,367,993
Net interest spread (4)			2.93%			3.04%
Net interest income/margin (5)		$11,543	3.35%		$10,843	3.31%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third Quarter 2018 Earnings Release

	For the Nine Months Ended September 30,
	2018			2017
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,032,114	$38,058	4.93%	$998,247	$32,580	4.36%
Loans held for sale	60,312	2,139	4.74%	43,790	1,355	4.14%
Securities:
Taxable investment securities (2)	155,331	3,164	2.72%	170,804	3,098	2.42%
Investment securities exempt from federal income tax (3)	43,722	784	3.03%	53,236	944	3.64%
Total securities	199,053	3,948	2.78%	224,040	4,042	2.71%
Cash balances in other banks	49,930	679	1.82%	48,980	387	1.06%
Funds sold	2,967	56	2.50%	2,359	26	1.46%
Total interest-earning assets	1,344,376	44,880	4.48%	1,317,416	38,390	3.95%
Noninterest-earning assets	45,671			49,873
Total assets	$1,390,047			$1,367,289
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$294,994	2,793	1.27%	$307,992	1,839	0.80%
Savings and money market deposits	399,698	3,827	1.28%	389,425	2,360	0.81%
Time deposits	190,735	2,468	1.73%	193,436	1,750	1.21%
Total interest-bearing deposits	885,427	9,088	1.37%	890,853	5,949	0.89%
Borrowings and repurchase agreements	98,033	1,816	2.48%	100,221	1,096	1.46%
Total interest-bearing liabilities	983,460	10,904	1.48%	991,074	7,045	0.95%
Noninterest-bearing deposits	246,991			225,623
Total funding sources	1,230,451			1,216,697
Noninterest-bearing liabilities	7,542			8,627
Shareholders’ equity	152,054			141,965
Total liabilities and shareholders’ equity	$1,390,047			$1,367,289
Net interest spread (4)			3.00%			3.00%
Net interest income/margin (5)		$33,976	3.40%		$31,345	3.23%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third Quarter 2018 Earnings Release

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Operating net income:
Net income	$3,656	$3,513	$3,193	$91	$4,420
Add: merger related expenses	540	335	—	—	—
Less: income tax impact of merger related expenses	(141)	(88)	—	—	—
Operating net income	$4,055	$3,760	$3,193	$91	$4,420

Operating diluted net income per share of common stock:
Operating net income	$4,055	$3,760	$3,193	$91	$4,420
Weighted average shares - diluted	13,113,775	13,067,223	12,975,981	12,938,288	12,750,423
Operating diluted net income per share of common stock	$0.31	$0.29	$0.25	$0.01	$0.35

Operating annualized return on average assets:
Operating net income	$4,055	$3,760	$3,193	$91	$4,420
Average assets	$1,421,873	$1,396,359	$1,351,129	$1,329,621	$1,367,993
Operating annualized return on average assets	1.13%	1.08%	0.96%	0.03%	1.28%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$156,264	$151,535	$148,276	$147,667	$141,556
Less: average intangible assets	(6,220)	(6,228)	(6,238)	(6,248)	(6,258)
Average tangible equity	150,044	145,307	142,038	141,419	135,298
Operating net income	$4,055	$3,760	$3,193	$91	$4,420
Operating annualized return on average tangible equity	10.72%	10.38%	9.12%	0.26%	12.96%

Operating efficiency ratio:
Total noninterest expense	$10,070	$10,005	$9,580	$8,699	$8,474
Less: merger related expenses	(540)	(335)	—	—	—
Total operating noninterest expense	9,530	9,670	9,580	8,699	8,474
Net interest income	11,543	11,587	10,846	10,518	10,843
Total noninterest income	3,218	2,765	3,088	2,736	3,372
Total revenues	$14,761	$14,352	$13,934	$13,254	$14,215
Operating efficiency ratio:	64.56%	67.38%	68.75%	65.63%	59.61%

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Tangible Equity:		$43,281
Total shareholders' equity	$157,510	$153,146	$148,693	$146,946	$144,204
Less: intangible assets	(6,220)	(6,228)	(6,238)	(6,248)	(6,258)
Tangible equity	$151,290	$146,918	$142,455	$140,698	$137,946

Tangible Common Equity:
Tangible equity	$151,290	$146,918	$142,455	$140,698	$137,946
Less: preferred equity	(9,000)	(9,000)	(9,000)	(9,000)	(9,000)
Tangible common equity	$142,290	$137,918	$133,455	$131,698	$128,946

Tangible Book Value per Share of Common Stock:
Tangible common equity	$142,290	$137,918	$133,455	$131,698	$128,946
Total shares of common stock outstanding	12,125,122	11,931,131	11,773,358	11,582,026	11,346,498
Tangible book value per share of common stock	$11.74	$11.56	$11.34	$11.37	$11.36

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third Quarter 2018 Earnings Release

	Nine Months Ended
	September 30, 2018	September 30, 2017
Operating net income:
Net income	$10,363	$1,409
Add: merger related expenses	875	—
Less: income tax impact of merger related expenses	(229)	—
Operating net income	$11,009	$1,409

Operating diluted net income per share of common stock:
Operating net income	$11,009	$1,409
Weighted average shares - diluted	13,052,758	12,758,091
Operating diluted net income per share of common stock	$0.84	$0.11

Operating annualized return on average assets:
Operating net income	$11,009	$1,409
Average assets	$1,390,046	$1,367,289
Operating annualized return on average assets	1.06%	0.14%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$152,054	$141,965
Less: average intangible assets	(6,229)	(6,271)
Average tangible equity	145,825	135,694
Operating net income	$11,009	$1,409
Operating annualized return on average tangible equity	10.09%	1.39%

Operating efficiency ratio:
Total noninterest expense	$29,655	$25,066
Less: merger related expenses	(875)	—
Total operating noninterest expense	28,780	25,066
Net interest income	33,976	31,345
Total noninterest income	9,072	8,171
Total revenues	$43,048	$39,516
Operating efficiency ratio:	66.86%	63.43%